SEGMENT AND GEOGRAPHICAL INFORMATION	12 Months Ended
Dec. 31, 2023
Segment Reporting [Abstract]
SEGMENT AND GEOGRAPHICAL INFORMATION	SEGMENT AND GEOGRAPHICAL INFORMATION
We determine operating segments based on how our chief operating decision maker (“CODM”) manages the business, including making operating decisions, deciding how to allocate resources and evaluating operating performance. Our CODM is our Chief Executive Officer who reviews our operating results on a consolidated basis. We operate in a single operating segment and a single reportable segment based on the operating results available and evaluated regularly by our CODM to make decisions about resource allocation and assess performance. The following table summarizes the allocation of net revenue based on geography:

	Fiscal Year
(In thousands)	2023	2022	2021
United States(1)	$645,112	$427,111	$227,499
France	70,388	80,872	88,454
Italy	139,506	126,195	83,957
Rest of world(2)	268,104	425,935	383,369
Total revenue	$1,123,110	$1,060,113	$783,279
(1)During fiscal years 2023, 2022 and 2021, we had sales of $206.0 million, $283.3 million and $225.9 million, respectively, to SunPower representing the sale of solar modules to SunPower. The pricing term is based on the governing supply agreement with SunPower for the respective period.
(2)Revenue included under “Rest of the world” comprise of countries that are individually less than 10% for the periods presented.
Revenues are attributed primarily based on the destination of the shipments.
The following table summarizes the allocation of net property, plant, and equipment based on geography:

	As of
(In thousands)	December 31, 2023	January 1, 2023
Malaysia	$133,119	$227,656
Mexico	72,572	82,056
Philippines	59,485	60,216
Europe	30	3,372
Singapore	11,857	4,519
United States	2,905	2,628
Rest of world	57	21
Property, plant, and equipment, net, by geography	$280,025	$380,468
Long-lived assets are attributed based upon the country in which the asset is located or owned.